UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

CURRENT REPORT

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of Earliest Event Reported): September 18, 2015

Hanger, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10670	84-0904275
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

10910 Domain Drive, Suite 300
Austin, Texas 78758

(Address of principal executive offices (zip code))

(512) 777-3800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 7.01                                           Regulation FD Disclosure.

Acceptance of NYSE Plan of Compliance

On September 18, 2015, Hanger, Inc. (the “Company”) received a notification from the New York Stock Exchange (the “NYSE”) advising the Company that its plan of compliance, submitted to the NYSE on September 9, 2015, has been approved, with an extended compliance date of March 19, 2016.

On September 21, 2015, the Company issued a press release announcing the matters described above.  A copy of the press release is furnished as Exhibit 99.1 to this report.

Expectations Regarding SEC Filings

The Company has previously reported in its Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 17, 2015, March 23, 2015, June 9, 2015 and August 17, 2015 (the “Prior Form 8-Ks”), that the Company will be restating certain previously filed financial statements and other financial data as a result of various accounting issues and related matters.  The Company has also not yet filed financial statements for the third quarter of 2014, the fourth quarter and full year ended December 31, 2014, or the first and second quarters of 2015, and it expects that it will not file timely its Quarterly Report on Form 10-Q for the third quarter of 2015.  The Company is working to complete its closing processes and file its financial statements for these periods, and to prepare its restated financial statements, as expeditiously as possible.  Although, and as previously disclosed in the Prior Form 8-Ks, the Company has added significant accounting resources, the Company nevertheless believes that the earliest it will likely commence making its filings with the SEC is the first quarter 2016.

Disclosures About Forward-Looking Statements

This Form 8-K contains certain “forward-looking statements” relating to the Company. All statements, other than statements of historical fact included herein, are “forward-looking statements,” including statements regarding the timing of filing of, and the outcome of the Company’s work in connection with, completing certain financial statements and other financial data. These forward-looking statements are often identified by the use of forward-looking terminology such as “intends,” “expects” or similar expressions and involve known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks, and uncertainties, and these expectations may prove to be incorrect. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this filing.  The Company disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, except as required by applicable securities laws. These uncertainties include, but are not limited to, the risk that additional information may arise during the course of the Company’s ongoing accounting review that would require the Company to make additional adjustments or revisions to its estimates or financial statements or to restate further its financial statements and other financial data for current or historical periods, the time required to complete the financial statements and other financial data and accounting review as well as the time required to prepare its periodic reports for filings with the Securities and Exchange Commission.  For additional information and risk factors that could affect the Company, see its Form 10-K for the year ended December 31, 2013 and its Form 10-Q for the quarter ended June 30, 2014 as well as the risk factor set forth in Item 8.01 of the Company’s Current Report on Form 8-K filed February 17, 2015, each as filed with the Securities and Exchange Commission. The information contained in this filing is made as of the date hereof, even if subsequently made available by the Company on its website or otherwise.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

(99.1)                                        Press release of Hanger, Inc., issued September 21, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANGER, INC.

By:	/s/ Thomas E. Hartman
Thomas E. Hartman
Vice President and General Counsel

Dated:	September 21, 2015

EXHIBIT INDEX

Exhibit No.	Description

(99.1)	Press release of Hanger, Inc., issued September 21, 2015.